Exhibit 99.1

NASDAQ London Investor Program Presentation December 3, 2014 CIRRUS LOGIC

Safe Harbor Statement Except for historical information contained herein, the matters set forth in this presentation contain forward-looking statements, including industry market projections; our revenue growth opportunities; future product releases; and forecasted revenue, gross margin, R&D and SG&A expenses and and acquisition related costs associated with the fair value write up of acquired inventory. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and the forward-looking statements made in this presentation. These risks and uncertainties include, but are not limited to, the risk factors listed in our Form 10-K for the year ended March 29, 2014, and in other filings with the Securities and Exchange Commission. The foregoing information concerning our business outlook represents our outlook as of the date of this presentation, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.2

Cirrus Logic at a Glance • Founded 1984 • Listed on NASDAQ: CRUS • Headquartered in Austin, Texas • Fabless PROFILE • Products: Codecs, Digital Signal Processors, Amplifiers and MEMS microphones • Product Applications: Portable, Non-Portable Consumer, Automotive, Energy, Industrial • Shipped more than 850Mu Audio Devices in CY13* PRODUCTS • Analog & Digital Signal Processing • Engineering Execution • Supply Chain Management • Extensive IP Portfolio (Over 2,100 Issued/Pending Patents) CORE COMPETENCIES 3 *Combined total for Cirrus Logic and Wolfson Microelectronics

Compelling Business Strategy LEVERAGE BEST IN CLASS IP TARGET FAST GROWING MARKETS ENGAGE TIER-ONE MARKET LEADERS DEVELOP MEANINGFUL ENGINEERING RELATIONSHIPS DESIGN BEST-INCLASS CUSTOM, SEMI-CUSTOM & GENERAL MARKET PRODUCTS EXPAND WITH MORE CONTENT, MORE BOXES HIGH OPERATING MARGINS STRONG CASH FLOW LEADER IN ANALOG & MIXED SIGNAL TECHNOLOGY4

Focus on Tier One Customers • Approximately 3,100 customers worldwide • Largest customer represented 73% of revenue in Q2 FY15 • Majority of products sold through direct sales channels • Acquisition of Wolfson broadens and diversifies customer base 5

Unique Corporate Culture “Best Places to Work” 2011, 2012, 2013 & 2014 6

PRODUCT OVERVIEW 7

2011 2016 Portable Audio: An Evolving Market Source: iSuppli and Company estimates Global Smartphone Market Shipments 1.3Bu 485Mu 22% CAGR 8 Global Smartphone Market Maturing: • Ultra high volume and very competitive • New players targeting mid-to-high end devices • Audio/voice features increasingly viewed as differentiators Audio and Voice Features Driving SAM Expansion: • Enabling a compelling audio and voice experience is in a broader range of products • Features continue to expand in high end devices and are beginning to move into mid-range • Customers require very low power solutions for complex audio challenges Introduction of New Devices: • Headphones/Headsets • Wearables • Smart Devices 8

Audio Codecs Audio Amplifiers Audio DSP MEMS Mics Audio Software Capture to Playback: Our Product Offerings Cirrus Logic is Currently the Only IC Company with a Comprehensive Hardware & Software Solution that Spans the Entire Audio Signal Chain 9

Extensive Software Platform: SoundClear

Voice
- Multi-Mic Noise Reduction
- Echo Cancellation
- Full-Duplex
- Voice Enhancement

Playback
- Music/Audio Enhancement
- Virtual Surround
- Amplification
- Audio Decoding
- Speaker Protection
- Active Noise Canceling

Record
- Multi-Mic Record
- Intelligent Gain Control
- Audio Zoom
- Ambient, Microphone, Wind & Motor Noise Reduction

Control
- ASR Pre-Processing
- Voice Wake & Simultaneous Multi-Trigger
- Seamless Voice Command
- Talker Verification

Sense
- Context Awareness
- Gesture Recognition
- Environmental Sensing

10

Additional Features Driving SAM Expansion



Features Driving Future Innovation

- Contextual Awareness & Sensing
- Multi-Microphone Beamforming
- Noise Suppression
- Echo Cancellation
- Active Noise Canceling (ANC)
- Always-On Voice Control
- Boosted Amp w/ Speaker Protection
- High Performance Mixed Signal >115dB

Requires Ultra Low Power, Smaller, Smarter More Complex Mixed Signal Processing

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The Evolution of Audio Codecs*


Performance & Value
180nm
25 MIPS
152nm
50 MIPS
+ Voice Processor
+ 24bit Playback
65nm
600 MIPS
+120dB Playback SNR
+ Active Noise Cancellation (ANC)
+ Always On Voice (AoV)
+ Speaker Protection (SP)
+ HD Voice & Record
55nm
> 600 MIPS
Lower Power
Reduced PCB size
Improved Codec
+ Sensor Hub
+ Enhanced multi-microphone capability
+ Far-field Voice & Record
Codec
AMP
DSP
Audio
Codec
AMP
DSP
Audio
Voice
Codec
AMP
DSP
Audio
HD Voice
AoV
SP
ANC
HiFi Codec
AMP
DSP
Audio
HD Voice
AoV
SP
Sensor Hub
ANC
HiFi Codec
AMP
2010
2012
2013
2014

*Reflects general market products

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Opportunity to Expand Total Content

MEMS MICROPHONES — Up to four per device ~$0.20 - $0.30

SMART CODEC + EMBEDDED SOFTWARE — One per device ~$2.50 - $3.50

AUDIO AMPLIFIERS — Up to two per device ~$0.50 - $0.75

Average Content Per Device*

~$4.00

vs.

Previous Content Per Device**

~$1.25

*Estimate based on general market products
**Estimate based on CY2012 general market products

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Leveraging Technology Beyond Mobile Connected Home Automotive Audio Wearables Accessories 14

Non-Portable Audio & Other CONSUMER AUTOMOTIVE ESTABLISHED CORE BUSINESS WITH STRONG CUSTOMER BASE (Sony, Harman, Bose, Ford, LG) COMPREHENSIVE PRODUCT PORTFOLIO (ADC, DAC, CODEC, DSP, Interface, Amps) ENERGY INDUSTRIAL HIGH DOLLAR CONTENT AND STABLE MARGINS (Up to $13 per box) 15

Accelerating Investment in Key Projects • Integrate functionality of several discrete chips into one • Reduce board space and customer BOM while commanding higher ASPs SMART CODECS • Enable enhanced features/functionality including intelligent communication between audio chips and environmental sensing • Targeting opportunities where our microphones are designed in tandem with our codecs MEMS MICROPHONES • Essential to deliver complete, best-in-class and compelling features across a variety of use cases EMBEDDED SOFTWARE 16

Cirrus Logic’s Advantage 17

FINANCIALS 18

19 Financial Highlights • $143M total cash, down from the prior quarter as portion of cash funded the acquisition of Wolfson • $226M debt associated with Wolfson acquisition • Q2 ending inventory ~$121M, up from ~$92M in Q1 BALANCE SHEET • $200M repurchase announced Nov 20, 2012 • Repurchased 579,633 shares of common stock at an average price of $18.17 in the December quarter • $51.7M remaining as of December 1, 2014 BUYBACK • Deferred tax asset and other tax credits to be largely depleted by end of FY15 • Expect annual worldwide effective tax rate to be ~30% in FY16, with the rate higher in first half of fiscal year TAXES

$25M $228M FY2010 FY2014 Operating Cash Flow • FY2014 operating cash flow up 42% Y/Y Strong Cash Position 20 58% CAGR Potential Use of Cash • Repayment of debt • Share repurchase • Increased investment in R&D • Acquisitions • Infrastructure improvements 20

R&D Investment: Driving Future Opportunities *Midpoint of guidance as of October 29, 2014 **Reflects Wolfson Microelectronics acquisition $M 21 594 623 635 667 698 644 637 652 665 678 735 751 739 1,099 0 10 20 30 40 50 60  70 80 90 OpEx* SG&A R&D Headcount **21

Operating Margin Profile *GAAP to non-GAAP reconciliations available on slide 23 and at w ww.cirrus.com **Includes charges associated with Wolfson Microelectronics acquisition 18% 22% 19% 11% 26% 34% 16% 20% 27% 24% 13% 10% 9%** 22% 24% 23% 15% 29% 37% 19% 24% 30% 27% 17% 16% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% Q2/FY12 Q3/FY12 Q4/FY12 Q1/FY13 Q2/FY13 Q3/FY13 Q4/FY13 Q1/FY14 Q2/FY14 Q3/FY14 Q4/FY14 Q1/FY15 Q2/FY15 GAAP Non-GAAP* 22

September Quarter Results (Q2) Revenue: $210.2M Cirrus Logic $197.2M Wolfson $13M Gross Margin: 48% R&D/SGA: $82.5M (incl. $18.7M in acquisition costs and $6.2M in stock comp and other) December Guidance (Q3)* Revenue: $265M - $285M Gross Margin GAAP 42% - 44% (incl. 200 bp of costs associated with the fair value write up of acquired inventory ) R&D and SG&A: $86 - $90M (incl. $9M in stock comp and $7M in amort.)*Forecast as of October 29, 2014 **GAAP to non-GAAP reconciliations available on slide 23 and at www.cirrus.com Financial Results and Outlook **Includes Wolfson Microelectronics acquisition Revenue (M) Q1/FY13 Q2/FY13 Q3/FY13 Q4/FY13 Q1/FY14 Q2/FY14 Q3/FY14 Q4/FY14 Q1/FY15 Q2/FY15 $0.10 $0.22 $0.51 $0.79 $0.99 $1.64 $0.39 $0.59 $0.31 $0.56 $0.50 $0.84 $0.63 $0.89 $0.20 $0.41 $0.16 $0.37 $0.01 $0.68 $92 $102 $122 $111 $99 $194 $310 $207 $155 $191 $219 $150 $153 $210 $275* 23

GAAP to Non-GAAP Reconciliation

CIRRUS LOGIC, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)
(not prepared in accordance with GAAP)

We use these Non-GAAP financial numbers to assist us in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.

	Sep. 27, 2014	Jun. 28, 2014	Mar. 29, 2014	Dec. 28, 2013	Sep. 28, 2013	Jun. 29, 2013	Mar. 30, 2013	Dec. 29, 2012	Sep. 29, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 24, 2011	Jun. 25, 2011
Net Income Reconciliation	**Q2'15**	**Q1'15**	**Q4'14**	**Q3'14**	**Q2'14**	**Q1'14**	**Q4'13**	**Q3'13**	**Q2'13**	**Q1'13**	**Q4'12**	**Q3'12**	**Q2'12**	**Q1'12**
GAAP Net Income	**$ 852**	**$ 10,248**	**$ 12,602**	**$ 41,500**	**$ 33,367**	**$ 20,642**	**$ 26,360**	**$ 67,862**	**$ 35,449**	**$ 6,927**	**$ 50,827**	**$ 16,731**	**$ 11,247**	**$ 9,178**
Amortization and other acquisition related	2,524	246	217	275	-	-	-	-	251	353	353	353	353	353
Stock based compensation expense	6,496	5,622	5,545	6,016	5,739	5,774	5,734	6,026	5,563	4,173	3,451	2,769	3,517	2,442
Other expenses **	32,330	2,304	(26)	12	(154)	265	442	3,245	-	-	263	-	622	-
Provision (benefit) for income taxes	1,764	5,226	7,808	10,300	16,378	10,161	7,041	35,667	13,580	3,355	(30,310)	8,992	6,163	4,984
Non-GAAP Net Income	**$ 43,966**	**$ 23,646**	**$ 26,146**	**$ 58,103**	**$ 55,330**	**$ 36,842**	**$ 39,577**	**$ 112,800**	**$ 54,843**	**$ 14,808**	**$ 24,584**	**$ 28,845**	**$ 21,902**	**$ 16,957**
*Earnings Per Share reconciliation**														
GAAP Diluted earnings per share	**$ 0.01**	**$ 0.16**	**$ 0.20**	**$ 0.63**	**$ 0.50**	**$ 0.31**	**$ 0.39**	**$ 0.99**	**$ 0.51**	**$ 0.10**	**$ 0.75**	**$ 0.25**	**$ 0.17**	**$ 0.13**
Effect of Amortization and other acquisition rel	0.04	-	-	-	-	-	-	-	-	0.01	0.01	0.01	0.01	0.01
Effect of Stock based compensation expense	0.10	0.09	0.09	0.10	0.09	0.09	0.09	0.09	0.08	0.06	0.05	0.04	0.05	0.03
Effect of Other expenses **	0.50	0.04	-	-	-	0.01	0.01	0.05	-	-	-	-	0.01	-
Effect of Provision (benefit) for income taxes	0.03	0.08	0.12	0.16	0.25	0.15	0.10	0.51	0.20	0.05	(0.45)	0.13	0.09	0.07
Non-GAAP Diluted earnings per share	**$ 0.68**	**$ 0.37**	**$ 0.41**	**$ 0.89**	**$ 0.84**	**$ 0.56**	**$ 0.59**	**$ 1.64**	**$ 0.79**	**$ 0.22**	**$ 0.36**	**$ 0.43**	**$ 0.33**	**$ 0.24**
Operating Income Reconciliation														
GAAP Operating Income	**$ 18,073**	**$ 15,915**	**$ 20,060**	**$ 52,786**	**$ 50,665**	**$ 31,505**	**$ 33,805**	**$ 106,129**	**$ 50,425**	**$ 10,471**	**$ 20,888**	**$ 26,399**	**$ 17,913**	**$ 14,336**
GAAP Operating Margin	*9%*	*10%*	*13%*	*24%*	*27%*	*20%*	*16%*	*34%*	*26%*	*11%*	*19%*	*22%*	*18%*	*16%*
Amortization and other acquisition related	2,524	246	217	275	-	-	-	-	251	353	353	353	353	353
Stock compensation expense - COGS	253	231	287	332	239	6	296	218	119	118	113	92	104	89
Stock compensation expense - R&D	2,781	2,543	2,546	2,834	2,158	2,854	2,976	3,234	2,097	2,243	1,753	1,613	1,181	1,043
Stock compensation expense - SG&A	3,462	2,848	2,712	2,850	3,342	2,914	2,462	2,574	3,347	1,812	1,585	1,064	2,232	1,310
Other expenses **	18,002	2,192	(26)	12	(154)	265	442	3,245	-	-	263	-	622	-
Non-GAAP Operating Income	**$ 45,095**	**$ 23,975**	**$ 25,796**	**$ 59,089**	**$ 56,250**	**$ 37,544**	**$ 39,981**	**$ 115,400**	**$ 56,239**	**$ 14,997**	**$ 24,955**	**$ 29,521**	**$ 22,405**	**$ 17,131**
Non-GAAP Operating Margin	*21%*	*16%*	*17%*	*27%*	*30%*	*24%*	*19%*	*37%*	*29%*	*15%*	*23%*	*24%*	*22%*	*19%*
Operating Expense Reconciliation														
GAAP Operating Expenses	**$ 82,494**	**$ 59,460**	**$ 53,308**	**$ 51,063**	**$ 48,783**	**$ 47,993**	**$ 49,809**	**$ 51,921**	**$ 49,662**	**$ 42,969**	**$ 41,459**	**$ 39,631**	**$ 36,442**	**$ 33,373**
Amortization and other acquisition related	(2,524)	(246)	(217)	(275)	-	-	-	-	(251)	(353)	(353)	(353)	(353)	(353)
Stock compensation expense - R&D	(2,781)	(2,543)	(2,546)	(2,834)	(2,158)	(2,854)	(2,976)	(3,234)	(2,097)	(2,243)	(1,753)	(1,613)	(1,181)	(1,043)
Stock compensation expense - SG&A	(3,462)	(2,848)	(2,712)	(2,850)	(3,342)	(2,914)	(2,462)	(2,574)	(3,347)	(1,812)	(1,585)	(1,064)	(2,232)	(1,310)
Other expenses **	(16,392)	(2,192)	26	(12)	154	(265)	(442)	(3,245)	-	-	(263)	-	(622)	-
Non-GAAP Operating Expenses	**$ 57,335**	**$ 51,631**	**$ 47,859**	**$ 45,092**	**$ 43,437**	**$ 41,960**	**$ 43,929**	**$ 42,868**	**$ 43,967**	**$ 38,561**	**$ 37,505**	**$ 36,601**	**$ 32,054**	**$ 30,667**

** Certain YTD numbers may not tie to individual quarter presentation due to YTD share count dilution*

*** Other expenses may contain certain items such as acquisition expenses, litigation expenses , proceeds from a patent agreement, restructuring items, sales reorganizations, asset gains and impairments of non-marketable securities. GAAP to non-GAAP reconciliations also available at www.cirrus.com*

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